COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES
19.	COMMITMENTS AND CONTINGENCIES

(a)	Capital Commitments

As of December 31, 2012, the Group had capital commitments contracted for but not provided mainly for the construction and acquisition of property and equipment for City of Dreams and Studio City totaling $743,263.

(b)	Lease Commitments and Other Arrangements

Operating Leases — As a lessee

The Group leases office space, Mocha Clubs sites and staff quarters under non-cancellable operating lease agreements that expire at various dates through June 2022. Those lease agreements provide for periodic rental increases based on both contractual agreed incremental rates and on the general inflation rate once agreed by the Group and its lessor and in some cases contingent rental expenses stated as a percentage of turnover. During the years ended December 31, 2012, 2011 and 2010, the Group incurred rental expenses amounting to $18,573, $16,944 and $15,373, respectively which consisted of minimum rental expenses of $15,003, $16,944 and $15,373 and contingent rental expenses of $3,570, nil and nil, respectively.

As of December 31, 2012, minimum lease payments under all non-cancellable leases were as follows:

Year ending December 31,
2013	$9,817
2014	5,031
2015	3,851
2016	2,686
2017	2,286
Over 2017	9,859

$33,530

As grantor of operating and right to use arrangement

The Group entered into non-cancellable operating and right to use agreements mainly for mall spaces in the City of Dreams site with various retailers that expire at various dates through February 2022. Certain of the operating and right to use agreements include minimum base fee and operating fee with escalated contingent fee clauses. During the years ended December 31, 2012, 2011 and 2010, the Group received contingent fees amounting to $22,906, $18,053 and $12,801, respectively.

As of December 31, 2012, minimum future fees to be received under all non-cancellable operating and right to use agreements were as follows:

Year ending December 31,
2013	$12,530
2014	11,816
2015	6,353
2016	1,551
2017	163

$32,413

The total minimum future fees do not include the escalated contingent fee clauses.

(c)	Other Commitments

Gaming subconcession

On September 8, 2006, the Macau Government granted a gaming subconcession to Melco Crown Macau to operate the gaming business in Macau. Pursuant to the gaming subconcession agreement, Melco Crown Macau has committed to the following:

i)	To pay the Macau Government a fixed annual premium of $3,744 (MOP30,000,000).

ii)	To pay the Macau Government a variable premium depending on the number and type of gaming tables and gaming machines that the Group operates. The variable premium is calculated as follows:

•	$37 (MOP300,000) per year for each gaming table (subject to a minimum of 100 tables) reserved exclusively for certain kind of games or to certain players;

•	$19 (MOP150,000) per year for each gaming table (subject to a minimum of 100 tables) not reserved exclusively for certain kind of games or to certain players; and

•	$0.1 (MOP1,000) per year for each electrical or mechanical gaming machine, including the slot machine.

iii)	To pay the Macau Government a sum of 1.6% of the gross revenues of the gaming business operations on a monthly basis, that will be made available to a public foundation for the promotion, development and study of social, cultural, economic, educational, scientific, academic and charity activities, to be determined by the Macau Government.

iv)	To pay the Macau Government a sum of 2.4% of the gross revenues of the gaming business operations on a monthly basis, which will be used for urban development, tourist promotion and the social security of Macau.

v)	To pay special gaming tax to the Macau Government of an amount equal to 35% of the gross revenues of the gaming business operations on a monthly basis.

vi)	Melco Crown Macau must maintain two bank guarantees issued by a specific bank with the Macau Government as the beneficiary in a maximum amount of $62,395 (MOP500,000,000) from September 8, 2006 to September 8, 2011 and a maximum amount of $37,437 (MOP300,000,000) from September 8, 2011 until the 180th day after the termination date of the gaming subconcession.

As a result of the bank guarantees given by the bank to the Macau Government as disclosed in Note 19(c)(vi) above, a sum of 1.75% of the guarantee amount will be payable by Melco Crown Macau quarterly to such bank.

Land concession contracts

The Company’s subsidiaries have entered into concession contracts for the land on which our Altira Macau, City of Dreams and Studio City properties and development projects are located. The title to the land lease right is obtained once the related land concession contract is published in the Macau official gazette. The contracts have a term of 25 years, which is renewable for further consecutive periods of 10 years, subject to payment of a special contribution to be defined by the Macau Government, and impose special development conditions. The Company’s land holding subsidiaries are required to i) pay an upfront land premium, which is recognized as land use right in the consolidated balance sheets and a nominal annual government land use fee, which is recognized as general and administrative expense and may be adjusted every five years; and ii) place a guarantee deposit upon acceptance of the land lease terms, which is subject to adjustments from time to time in line with the amounts paid as annual land use fee. During the land concession term, amendments have been sought which have or will result in revisions to the development conditions, land premium and government land use fees.

Altira Macau

In March 2006, the Macau Government granted the Taipa Land on which Altira Macau is located to Altira Developments Limited (“Altira Developments”), an indirect subsidiary of the Company. The land premium of approximately $18,685 was fully paid in July 2006, a guarantee deposit of approximately $20 was paid upon acceptance of the land lease terms in 2006 and government land use fees of approximately $171 per annum are payable. As of December 31, 2012, the Group’s total commitment for government land use fees for the Altira Macau site to be paid during the remaining term of the land concession contract was $3,110.

In January 2013, Altira Developments accepted an initial terms for the revision of the land lease agreement of the Taipa Land, further details is disclosed in Note 24(a).

City of Dreams

In August 2008, the Macau Government granted the Cotai Land on which City of Dreams is located to Melco Crown (COD) Developments Limited (“Melco Crown (COD) Developments”) and Melco Crown Macau. The initial land premium is approximately $105,091, of which approximately $96,810 have been paid as of December 31, 2012, and the remaining amount of approximately $8,281, accruing with 5% interest per annum, is due to be paid in February 2013. A guarantee deposit of approximately $424 was also paid upon acceptance of the land lease terms in February 2008. Melco Crown (COD) Developments applied for an amendment to the land concession contract in 2009 to increase the total developable gross floor area and the purpose of such area. The amendment required an additional land premium of approximately $32,118 which was fully paid in March 2010, and revised government land use fees to approximately $1,185 per annum. This amendment process was completed on September 15, 2010. As of December 31, 2012 and 2011, the total outstanding balance of the land premium was included in accrued expenses and other current liabilities in an amount of $8,281 and $15,960, and in land use rights payable in an amount of nil and $8,281, respectively. As of December 31, 2012, the Group’s total commitment for government land use fees for the City of Dreams site to be paid during the remaining term of the land concession contract was $24,384.

In February 2013, the Macau Government issued a land grant amendment proposal to Melco Crown (COD) Developments for the Cotai Land in respect of its amendment request applied in 2011. In March 2013, Melco Crown (COD) Developments and Melco Crown Macau accepted the land grant amendment proposal, further details of the amendment proposal is included in Note 24(f).

Studio City

In October 2001, the Macau Government granted the Studio City Land on which Studio City is located to Studio City Developments. In accordance with the terms of the land concession contract, a land premium of approximately $2,910 was paid in 2005, a guarantee deposit of approximately $105 was made and government land use fees of approximately $105 per annum are payable. Since 2005, the land concession contract has been in the process of being amended.

In November 2006, the Macau Government issued a proposed amendment which was accepted by Studio City Developments that required an additional land premium of approximately $70,581 and the government land use fees would be revised to approximately $326 per annum during the development period of Studio City and approximately $527 per annum after the development period. An additional guarantee deposit of approximately $326 was paid upon acceptance of the land lease terms and conditions proposed by the Macau Government. Approximately $23,561 of the additional land premium was paid in 2006 and the remaining amount of approximately $47,020 would be due in five biannual instalments, accruing with 5% interest per annum, with the first instalment to be paid within six months from the date the amended contract would be published in the Macau official gazette. The November 2006 proposed amendment was not published and since that date other amendments have been requested and are in progress with the Macau Government.

On July 25, 2012, an amendment to the land concession contract was published in the Macau official gazette. This amendment reflected an increase in the gross floor area for construction and the extension of the development period to 72 months from the date of publication of such amendment contract. The amendment also revised the land premium to approximately $174,954 and revised the government land use fees to approximately $490 per annum during the development period of Studio City and approximately $1,131 per annum after the development period. Studio City Developments accepted the final amendment proposal on June 13, 2012, paid an additional guarantee deposit of approximately $490 to the Macau Government on June 12, 2012 and an additional land premium of approximately $35,316 on June 6, 2012. Apart from the land premium of approximately $23,561 which was paid in 2006, the remaining amount of revised land premium of approximately $116,077 will be due in five biannual instalments, accruing with 5% interest per annum, with the first instalment to be paid within six months from the above mentioned date of publication of the amended contract in the Macau official gazette.

As of December 31, 2012 and 2011, the Group’s total outstanding balance of the land premium was included in accrued expenses and other current liabilities in an amount of $44,719 and nil, and in land use right payable in an amount of $71,358 and $47,020, respectively. As of December 31, 2012, the Group’s total commitment for government land use fees for the Studio City site to be paid during the remaining term of the land concession contract was $12,033.

(d)	Guarantees

Except as disclosed in Note 11 to the consolidated financial statements, the Group has made the following significant guarantees as of December 31, 2012:

•

Melco Crown Macau has issued a promissory note (“Livrança”) of $68,635 (MOP550,000,000) to a bank in respect of bank guarantees issued to the Macau Government as disclosed in Note 19(c)(vi) to the consolidated financial statements.

•	The Company has entered into two deeds of guarantee with third parties amounted to $35,000 to guarantee certain payment obligations of the City of Dreams’ operations.

•

Pursuant to the Commitment Letter for the Studio City Project Facility entered into on October 19, 2012 as disclosed in Note 11, the Company and the Studio City Borrower (on a joint and several basis) and New Cotai Investments (on a several basis) provided an indemnity on customary terms to the Studio City Lenders and their affiliates, including in connection with any breach of such Commitment Letter and related documents (“Studio City Mandate Documents”), such as a breach of warranty in respect of factual information and financial projections provided by or on behalf of the Company and the Studio City Borrower to the Studio City Lenders and their affiliates. The indemnity does not apply to the Company in respect of any breach by New Cotai Investments of the Studio City Mandate Documents (and vice versa). The Company’s obligations under the indemnity will cease to have effect upon an amount of not less than $500,000 of equity contributions having been made and received by the Studio City Borrower from its shareholders. On the same date, under the terms of an agreement between, among others, the Company and New Cotai Investments to regulate how indemnity claims under the Commitment Letter are dealt with and funded, the Company has indemnified New Cotai Investments and the Studio City Borrower in respect of any act or omission of the Company or its affiliates (other than Studio City International and its subsidiaries) resulting from such person’s gross negligence, willful misconduct or bad faith.

(e)	Litigation

As of December 31, 2012, the Group is currently a party to certain legal proceedings which relate to matters arising out of the ordinary course of its business. Management does not believe that the outcome of such proceedings will have a material effect on the Group’s financial position, results of operations or cash flows.